SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                  July 27, 1999
                                  -------------
                Date of Report (Date of Earliest Event Reported)



                                 TRIBUNE COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 1-8572                                   36-1880355
                 ------                                   ----------
         (Commission File Number)              (IRS Employer Identification No.)


435 North Michigan Avenue, Chicago, Illinois                60611
--------------------------------------------                -----
(Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (312) 222-9100

Item 5. Other Events

On July 27, 1999, Tribune Company (the "Company") announced that its Board of Directors had declared a two-for-one stock split (the "Stock Split") to be effected by a 100% stock dividend to be distributed on September 9, 1999 (the "Distribution Date") to stockholders of record of the Company's common stock, without par value ("Common Stock"), as of the close of business on August 19,1999. In connection therewith, on the Distribution Date, the Company will issue approximately 163,600,000 additional shares of Common Stock thereby increasing its issued shares to approximately 327,200,000 (including a total of 89,900,00 treasury shares).

The Stock Split will trigger adjustments to the Company's Preferred Stock Purchase Rights (the "Rights") issued under the Rights Agreement, dated as of December 12, 1997 (the "Rights Agreement"), between the Company and First Chicago Trust Company of New York, as Rights Agent. After the Stock Split, when and if the Rights become exercisable, each Right will entitle the holder to purchase one two-hundredth (1/200) of a share of the Company's Series A Junior Participating Preferred Stock (the "Series A Preferred Shares") for $125, rather than the current one one-hundredth (1/100) of a share for $250. In addition, the redemption price for the Rights will be reduced from $.01 per Right to $.005 per Right. The Series A Preferred Shares will also be adjusted as a result of the Stock Split so that one two-hundredth of a Series A Preferred Share will be economically equivalent to one share of Common Stock. Reference is made to the Rights Agreement, included as an Exhibit to the Company's Registration Statement on Form 8-A filed on December 12, 1997, for a more complete description of the terms of the Rights.


Item 7. Financial Statements and Exhibits

(c) Exhibits

         99 Press release issued by Tribune Company on July 27, 1999 announcing the stock split.



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



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 TRIBUNE COMPANY
                                                 (Registrant)

Date: July 28, 1999                              /s/ R. Mark Mallory
                                                 -------------------
                                                 R. Mark Mallory
                                                 Vice President and Controller



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


                                  EXHIBIT INDEX


Exhibit No.             Exhibit Description
-----------             -------------------

    99 Press release issued by Tribune Company on July 27, 1999 announcing the stock split.





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